UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 12, 2005


                             Sharps Compliance Corp.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                             000-22390              74-2657168
(State or Other                   (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

 9350 Kirby Drive, Suite 300, Houston, Texas                     77054
   (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 432-0300

                                TABLE OF CONTENTS

Item 2.02. Disclosure of Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Press Release

Item 2.02. Disclosure of Results of Operations and Financial Condition

On August 12, 2005, the Company announced its results of operations for the fiscal year ended June 30, 2005. A copy of the earnings release is attached as
Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of August 12, 2005 and may change thereafter.


Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits


(a)  Financial Information Not applicable.
(b)  Pro Forma Financial Information Not applicable.
(c)  Exhibits
     Exhibit      Description
     99.1         Press Release, dated August 12, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SHARPS COMPLIANCE CORP.
DATE: AUGUST 12, 2005                 By: /s/  DAVID P. TUSA
                                          --------------------------------------
                                          Name:  David P. Tusa
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

                                INDEX TO EXHIBITS


Exhibit
Number                Description
99.1       Press Release, dated August 12, 2005